Exhibit 99.1
Investors & Reporters May Contact:
Joe Sorice
Manager, Investor Relations
(770) 418-8211
ir@asburyauto.com

Asbury Automotive Denies Unfounded FTC Allegations, Vows a Vigorous Defense

DULUTH, GA. (August 16, 2024) — Asbury Automotive Group (NYSE: ABG) today rejected false and unfounded allegations by the Federal Trade Commission (FTC) that three of its dealerships in the Dallas-Ft. Worth area sold protection products to customers that the customers did not agree to buy and that the dealerships discriminated against minorities in the sale of these products.

After carefully reviewing the dealerships’ records, Asbury said it will contest the FTC’s lawsuit alleging violations related to the sale of what the FTC calls “add-on” products and will defend the dealerships’ sales practices.

The dealerships – David McDavid Ford of Ft. Worth and David McDavid Honda of Frisco and of Irving – conducted a thorough internal review. Consistent with company policy, customers who purchased protection products received full disclosure about the products’ costs, impact on payments, and other important terms. Customers signed for the protection products, which were itemized separately on paperwork provided to the customers.

Prior to finalizing sales, the dealerships take the additional, extraordinary step of requiring a compliance review by an independent deal clerk to ensure that protection products are sold with the buyer’s signed consent. The dealerships’ policies and training forbid the sale of protection products such as service contracts, maintenance plans, and interior-exterior protection without explicit, written approval from customers. If Asbury team members are found to have engaged in the sort of conduct alleged by the FTC, they are subject to disciplinary action, including termination.

FTC officials refused to provide the methodology they employed in making their allegations even though Asbury requested such information for several months. Asbury has verified through a Freedom of Information Act request that the FTC received no consumer complaints about the McDavid dealerships from 2019, the start of the period covered by the lawsuit, through late spring of this year.

“Asbury Automotive takes great pride in its compliance procedures and training practices, and firmly believes that we protect our guests and serve them well,” said David W. Hult, Asbury’s CEO. “We offer popular and reliable products that protect our guests and their families including roadside assistance for stranded motorists, coverage for maintenance and unexpected repairs, and protection from interior and exterior damage.”

Dan Clara, Senior Vice President of Operations, rejected the FTC’s assertion that minority customers were charged more for protection products than other customers. “Asbury is committed to non-discrimination and has implemented policies, training, and monitoring to ensure that our dealerships comply with standards on fair lending and equal credit opportunity,” Clara said. “I am proud that Asbury is one of the few companies in the industry that has a Chief Diversity, Equity, and Inclusion Officer. In addition, the three dealerships in question are highly diverse, from the highest level of leadership to front-line staff workers, and in that way reflect the demographics of the guests they serve.”

Asbury CEO David Hult added, “We will not allow the FTC to coerce fines from us or subject us to onerous requirements that negatively impact the car-buying experience for our customers, would not apply to others, and would place us at a competitive disadvantage in the industry. We are confident that we will prevail in the litigation.”

For inquiries and information, visit https://investors.asburyauto.com/ftc.

About Asbury Automotive Group, Inc.

Asbury Automotive Group, Inc. (NYSE: ABG), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S. In late 2020, Asbury embarked on a multi-year plan to increase revenue and profitability strategically through organic operations, acquisitive growth and innovative technologies, with its guest-centric approach as Asbury’s constant North Star. As of June 30, 2024, Asbury operated 204 new vehicle dealerships (155 dealership operations), representing 31 brands of automobiles and 37 collision centers in 15 states. Asbury also operates Total Care Auto, Powered by Landcar, a leading provider of service contracts and other vehicle protection products. Asbury offers an extensive range of automotive products and services, including new and used vehicles; parts and service, which includes vehicle repair and maintenance services, replacement parts and collision repair services; and finance and insurance products, including arranging vehicle financing through third parties and aftermarket products, such as extended service contracts, guaranteed asset protection debt cancellation, and prepaid maintenance. Asbury ranks 18th in the 2023 Forbes list of America’s Best Mid-Sized Companies. Asbury is recognized as one of America’s Greatest Workplaces 2023 by Newsweek as well as one of the Best Companies to Work For in the Retailers industry by U.S. News & World Report.

For additional information, visit www.asburyauto.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, objectives, beliefs, expectations and assumptions with respect to the lawsuit filed by the FTC, Asbury’s intentions with respect to challenging such lawsuit and the potential impact of such lawsuit, projections regarding Asbury's financial position, liquidity, results of operations, cash flows, leverage, market position, the timing and amount of any stock repurchases, and dealership portfolio, revenue enhancement strategies, operational improvements, projections regarding the expected benefits of Clicklane, management’s plans, projections and objectives for future operations, scale and performance, integration plans and expected synergies from acquisitions, capital allocation strategy, business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, adverse outcomes with respect to current and future litigation and other proceedings, including, without limitation, the FTC lawsuit, our inability to realize the benefits expected from recently completed transactions; our inability to promptly and effectively integrate completed transactions and the diversion of management’s attention from ongoing business and regular business responsibilities; our inability to complete future acquisitions or divestitures and the risks resulting therefrom; any supply chain disruptions impacting our industry and business, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God, acts of war or other incidents and the shortage of semiconductor chips and other components, which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges; risks associated with Asbury's indebtedness and our ability to comply with applicable covenants in our various financing agreements, or to obtain waivers of these covenants as necessary; risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, including changes in automotive state franchise laws, and Asbury's ability to execute its strategic and operational strategies and initiatives, including its five-year strategic plan, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.
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